UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                January 21, 2004
                Date of Report (date of earliest event reported)

                             ______________________

                          Commission File Number 0-9653

                                   XICOR, INC.
             (Exact name of registrant as specified in its charter)


            California                                  94-2526781
     (State or other jurisdiction of                 (I.R.S.Employer
     incorporation or organization)                 Identification No.)

     933 Murphy Ranch Road, Milpitas, California          95035
     (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (408) 432-8888


          (Former name or former address, if changed since last report)

Item 12.  Results of Operation and Financial Condition


     On January 21, 2004, Xicor, Inc. issued a press release announcing the appointment of Co-Chairman to the Board of Directors which included certain historical fourth quarter and year end 2003 financial results. The press release is attached as Exhibit 99.1.

     The information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 ("The Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      XICOR, INC., a
                                      California Corporation

                                      By /s/Louis DiNardo
                                      ------------------------------------------
                                      Louis DiNardo
                                      Chief Executive Officer
                                      (Principal Executive Officer)

                                      By /s/Geraldine N. Hench
                                      ------------------------------------------
                                      Geraldine N. Hench
                                      Vice President, Finance and Administration
                                      (Principal Financial Officer)

Date:  January 21, 2004

                                  EXHIBIT INDEX

Exhibit No.              Description

  99.1 Press Release, dated as of January 21, 2004, entitled "Xicor, Inc. Announces Appointment of Co-Chairman to
                          the Board of Directors."